Exhibit 99.2 FOURTH QUARTER & FULL YEAR 2022 INVESTOR PRESENTATION NEO:CCHW | CSE:CCHW | OTCQX:CCHWF | FSE:3LP March 2023

2 DISCLAIMER AND FORWARD-LOOKING STATEMENTS Disclaimer Columbia Care Inc. (the “Company” or “Columbia Care”) derives a substantial portion of its revenues from the cannabis industry in certain U.S. states, which industry is illegal under U.S. federal Law. Columbia Care is directly involved in both the adult-use and medical cannabis industry in the states of Arizona, California, Colorado, Illinois, Massachusetts, Missouri and New Jersey, and in the medical cannabis industry in the states of Delaware, Florida, Maryland, New York, Ohio, Pennsylvania, the District of Columbia, Utah, Virginia, and West Virginia, which states have regulated such industries. The cultivation, processing, sale and use of cannabis are illegal under federal law pursuant to the U.S. Controlled Substance Act of 1970 (the “CSA”). Under the CSA, the policies and regulations of the United States federal government and its agencies are that cannabis has no medical benefit and a range of activities, including cultivation and the personal use of cannabis, are prohibited. The Supremacy Clause of the United States Constitution establishes that the United States Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply. Until 2018, the federal government provided guidance to federal law enforcement agencies and banking institutions through a series of United States Department of Justice (“DOJ”) memoranda. The most recent such memorandum was drafted by former Deputy Attorney General James Cole in 2013 (the “Cole Memo”). On January 4, 2018, former U.S. Attorney General Jeff Sessions issued a memorandum to U.S. district attorneys that rescinded previous guidance from the U.S. Department of Justice specific to cannabis enforcement in the United States, including the Cole Memo (as defined herein). The former Attorneys General who succeeded former Attorney General Sessions following his resignation did not provide a clear policy directive for the United States as it pertains to state-legal marijuana-related activities. President Joseph R. Biden was sworn in as the 46th President of the U.S. on January 20, 2021. President Biden nominated Merrick Garland to serve as Attorney General in his administration, and he was confirmed on March 10, 2021. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland will re-adopt the Cole Memorandum or announce a substantive marijuana enforcement policy. Attorney General Garland stated at a confirmation hearing before the United States Senate that “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. I don’t think that’s a useful use.” Attorney General Garland reiterated this view at a Senate Appropriations subcommittee hearing on April 26, 2022. Nonetheless, there is no guarantee that state laws legalizing and regulating the sale and use of marijuana will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Unless and until the United States Congress amends the CSA with respect to marijuana (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law. Currently, in the absence of uniform federal guidance, as had been established by the Cole Memo, enforcement priorities are determined by respective United States Attorneys. Columbia Care makes no medical or treatment claims about our products, implied or otherwise, and each patient or customer should consult their treating physician, explore all options, and discuss their personal health to determine whether he or she may be a potential candidate for medical marijuana or other cannabis-derived products. Our products have not been evaluated by the Food and Drug Administration (“FDA”). In addition, our products have not been approved by the FDA to diagnose, treat, cure, or prevent any disease. In addition, we have not conducted clinical trials for the use of our products. Any references to quality, consistency, efficacy and safety of our products are not intended to imply that such claims have been verified in clinical trials. Non-GAAP Financial Measures In this presentation, Columbia Care may refer to certain non-GAAP financial measures, including, without limitation, EBITDA, Adjusted EBITDA and Adjusted Gross Margin. These measures do not have any standardized meaning in accordance with U.S. GAAP and may not be comparable to similar measures presented by other companies. Columbia Care considers certain non-GAAP measures to be meaningful indicators of the performance of its business. A reconciliation of such non-GAAP financial measures to their nearest comparable GAAP measure is included in this presentation and a further discussion of some of these items is contained in the Company’s Form 10-K for the twelve months ended December 31, 2022. Cautionary Note Regarding Securities Laws This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities of Columbia Care, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Risk Factors For a detailed description of risk factors associated with Columbia Care, refer to the “Risk Factors” section in Columbia Care’s Form 10-K for the year ended December 31, 2022, which are available on EDGAR at www.sec.gov and SEDAR at www.sedar.com.

3 DISCLAIMER AND FORWARD-LOOKING STATEMENTS Caution Concerning Forward-Looking Statements This presentation contains certain statements that constitute forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). Statements concerning Columbia Care’s objectives, goals, strategies, priorities, intentions, plans, beliefs, expectations and estimates, and the business, operations, financial performance and condition of Columbia Care are forward-looking statements. The words “believe”, “expect”, “anticipate”, “estimate”, “intend”, “may”, “will”, “would”, “could”, “should”, “continue”, “plan”, “goal”, “objective”, and similar expressions and the negative of such expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Certain material factors and assumptions were applied in providing these forward-looking statements. Forward-looking information involves numerous assumptions, including assumptions on the satisfaction of the conditions precedent to the closing of the Cresco transaction; the receipt of any necessary regulatory approvals in connection with the Cresco transaction; the impact of the Cresco transaction on the Company’s current and future operations, financial condition and prospects; the value of the Cresco shares; the costs of the Cresco transaction and potential payment of a termination fee in connection with the Cresco transaction; the ability to successfully integrate with the operations of Cresco and realize the expected benefits of the Cresco transaction; the ability to sign and close divestiture transactions related to the Cresco transaction; access to public and private capital for buyers of assets being divested in relation to the Cresco transaction; the fact that marijuana remains illegal under federal law; the application of anti-money laundering laws and regulations to the Company; legal, regulatory or political change to the cannabis industry; access to the services of banks; access to public and private capital for the Company or Cresco; unfavorable publicity or consumer perception of the cannabis industry; expansion into the adult-use markets; the impact of laws, regulations and guidelines; the impact of Section 280E of the Internal Revenue Code; the impact of state laws pertaining to the cannabis industry; the Company’s reliance on key inputs, suppliers and skilled labor; the difficulty of forecasting the Company’s sales; constraints on marketing products; potential cyber-attacks and security breaches; net operating loss and other tax attribute limitations; the impact of changes in tax laws; the volatility of the market price of the Company’s common shares; reliance on management; litigation; future results and financial projections; and the impact of global financial conditions and disease outbreaks; as well as those risk factors discussed under “Risk Factors” in Columbia Care’s Form 10-K for the year ended December 31, 2022, filed with the applicable securities regulatory authorities and described from time to time in other documents filed by the Company with U.S. and Canadian securities regulatory authorities. The purpose of forward-looking statements is to provide the reader with a description of management's expectations, and such forward-looking statements may not be appropriate for any other purpose. In particular, but without limiting the foregoing, disclosure in this presentation as well as statements regarding the Company's objectives, plans and goals, including future operating results and economic performance may make reference to or involve forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. A number of factors could cause actual events, performance or results to differ materially from what is projected in the forward-looking statements. No undue reliance should be placed on forward-looking statements contained in this presentation. Such forward-looking statements are made as of the date of this presentation. Columbia Care undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company's forward-looking statements are expressly qualified in their entirety by this cautionary statement. This presentation contains future-oriented financial information and financial outlook information (collectively, FOFI ) about Columbia Care’s revenue, gross margins and adjusted EBITDA, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraph. FOFI contained in this document was approved by management as of the date of this document and was provided for the purpose of providing further information about Columbia Care’s future business operations. Columbia Care disclaims any intention or obligation to update or revise any FOFI contained in this document, whether because of new information, future events or otherwise, unless required pursuant to applicable law. Readers are cautioned that the FOFI contained in this document should not be used for purposes other than for which it is disclosed herein.

4 4 COMPANY OVERVIEW Optimizing Scale, Improving Efficiency and Growing Profitability Across Strategic National Platform 32 16 94 US Cultivation & Jurisdictions in (1) US Retail Locations (1) US Manufacturing Facilities $35B+ +2M 150+ 2027 TAM in Licensed Sqft Cultivation & Acres Outdoor (2) (3) (3) US States Production Capacity Cultivation Capacity 42% $512M 11% FY 2022 Adj. Gross FY 2022 Revenue YoY Topline Revenue (4) Margin Growth 1) Pro forma facilities either open or under development. Does not include non-operational retail locations as of 3/23/2023 2) Estimated Sales figures from BDSA Market Forecast as of February 2023, broker research, company estimates 3) Total capacity under existing licenses - additional development may be required to achieve 4) Non-GAAP figure. See “Non-GAAP Financial Measures” on previous slides

5 5 VERTICAL INTEGRATION ON NATIONAL SCALE PENNSYLVANIA NEW YORK MASSACHUSETTS 1 3 2 8 1 3 Vertically Integrated UTAH COLORADO OHIO from Coast to Coast 1 5 26 1 5 NEW JERSEY 2 3 Wholesale Distribution in 15 Markets DELAWARE 2 3 MARYLAND 32 Cultivation and ILLINOIS WEST VIRGINIA 2 4 Manufacturing 1 2 1 5 Facilities WASHINGTON DC 2 1 CALIFORNIA ARIZONA FLORIDA 94 Retail Locations* (83 Active / 11 In Development) 2 6 2 2 4 14 VIRGINIA Locations in development in 2022: 12 2 VA - 4, WV - 1, NY - 4, NJ - 1, MD - 1 In Development Operational Wholesale Cultivation and Manufacturing Retail Locations * Open or under development; as of March 29, 2023; Pro forma facilities either open or under development. Does not include 4 non-operational retail locations as of 3/23/2023

6

ONE OF THE MOST STRATEGICALLY POSITIONED MSOs

Addressable market is >52% of the US population[1] with significant upside potential

Columbia Care US Footprint



Adult Use Anticipated
Medical Only
Adult Use & Medical
Pursuit Activity

$35B+

Projected 2027 TAM in Licensed US States[2]

Conversion to Medical and Adult-Use Offers Significant Upside

- Columbia Care has experienced 3x-4x top-line revenue growth in states that have already converted from medical-only to medical and adult-use
- Adult-use sales launched in New Jersey (April 2022), in New York (January 2023, but MSO participation is pending), and are expected in Maryland (July 2023)
- Columbia Care's strategic footprint is well positioned for the anticipated conversion of additional markets

Columbia Care Addressable Market[2]

State	Population (M)	Est 2023 Sales (US$M)	Est 2027 Sales (US$M)	Status	Licenses
California	41.3	$ 4,978.5	$ 6,576.5	Both	Unlimited
Florida	22.2	$ 2,563.5	$ 4,503.3	Medical	Limited
Illinois	12.7	$ 2,167.3	$ 2,632.7	Both	Limited
Massachusetts	7.0	$ 1,799.3	$ 1,878.8	Both	Limited
Colorado	6.3	$ 1,657.1	$ 1,833.8	Both	Unlimited
Arizona	7.3	$ 1,290.6	$ 1,420.3	Both	Limited
New York	20.1	$ 1,258.7	$ 5,000.0[2]	Both	Limited
Pennsylvania	12.9	$ 1,204.9	$ 1,931.4	Medical	Limited
New Jersey	9.1	$ 1,121.6	$ 3,000.0[2]	Both	Limited
Ohio	11.7	$ 518.3	$ 1,604.0	Medical	Limited
Maryland	6.2	$ 479.9	$ 1,311.2	Both*	Limited
Utah	3.3	$ 161.2	$ 298.0	Medical	Limited
Virginia	8.7	$ 121.6	$ 3,000.0[2]	Both*	Limited
West Virginia	1.8	$ 52.2	$ 83.7	Medical	Limited
Washington DC	0.7	$ 50.8	$ 133.8	Medical	Limited
Delaware	1.0	$ 39.8	$ 149.2	Medical	Limited
TOTAL	**172.3**	**$ 19,465.3**	**$ 35,356.7**		

*Legislation passed, enactment regulations and timeline pending

1) US Census Bureau, Company estimates, Gallup poll, as of Nov 2020
2) Estimated Sales figures from BDSA Market Forecast as of February 2023, broker research, company estimates

Columbia Care

7 2022 BUSINESS HIGHLIGHTS Improving efficiencies and optimizing scale across strategic national portfolio Revenue +11% YoY; Adj. EBITDA +16.5% YoY, with 14 out of 17 markets EBITDA positive during Q4 1 2022 Year-end cash balance of $48.2M due to cost savings and working capital management; Company generated $5.2 million of positive cash flow 2 from operations in Q4 2022 Performance Improvement in cultivation efficiency with focus on potency and productivity; Multiple states seeing Highlights improved potency TAC % through strict adherence 3 to SOPs; 68 high potency strains (>26% TAC) identified throughout the portfolio Generated Revenue of $512 rd th Opened 3 and 4 Cannabist locations in Virginia; (1) million, 42% Adj. Gross Margin Launched Press 2.0 and additional new products (1)(2) (edibles, Live Rosin, Rosin carts) in multiple 4 and Adjusted EBITDA of $67 markets million Continued strength of retail share of internal brand sales; Columbia Care flower brands over 60% of 5 sales in own dispensaries 1) Adjusted EBITDA and Adjusted Gross Margin are non-GAAP figures 2) Excludes $5.6 million in Q4 2022, $4.8 million in Q3 2022, and $4.7 million in Q4 2021; see 10-K for additional disclosure

8 REVENUE AND RETAIL FOOTPRINT Ended 2022 with 84 retail locations, with 11 additional locations in development $160.0 100 95 $140.0 90 $120.0 84 84 84 84 85 79 $139 $100.0 $133 $126 $132 80 In Q4 2022, $130 75 Opened 2 new $110 $80.0 $123 75 Cannabist retail 73 $93 $82 locations Virginia 70 $60.0 69 and closed one 67 retail location in 65 $40.0 Colorado 60 $20.0 55 $0.0 50 Q4 2020Q1 2021Q2 2021Q3 2021Q4 2021Q1 2022Q2 2022Q3 2022Q4 2022 Note: For the first six months of 2021, revenue includes Ohio dispensary operations prior to close of the CannAscend transaction

9

PROFITABILITY TRENDS BY MARKET

Profitability metrics throughout national portfolio

Top 5 Markets by Revenue

Q4 2022

California
Colorado
New Jersey
Ohio
Virginia

57% Of Total Revenue for Q4 2022

Top 5 Markets by Adj. Gross Margin

Q4 2022

Delaware
Massachusetts
New Jersey
Ohio
Virginia

50% Average Q4 2022 Adj. Gross Margin

Top 5 Markets by Adj. EBITDA

Q4 2022

Massachusetts
New Jersey
Ohio
Pennsylvania
Virginia

73% Of Total Adj. EBITDA for Q4 2022

Top 5 Markets by Adj. EBITDA Margin

Q4 2022

Delaware
New Jersey
Ohio
Pennsylvania
Virginia

43% Average Q4 2022 Adj. EBITDA Margin

Note: Markets listed alphabetically

Average Adj. Gross Margin* by Length of Market Operations



42%
46%
40%
39%
37%
41%
43%
35%
37%
35%
50%
67%
66%
54%
49%
Overall
24+ Months
<24 Months
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022

Margin Improvement Highlights

- ✓ **Utah, Virginia, West Virginia** – newest markets open <24 Months are ramping, with Virginia already a top 5 market by every measure as a medical market
- ✓ **New Jersey** – adult-use ramping, 1 retail location under development and Vineland II cultivation site operationalized with production & manufacturing
- ✓ **Florida** – continued scale & yield improvements, with yield per square foot +12% since last quarter
- ✓ **California** – restructuring and wind-down of Downtown Los Angeles retail and cultivation assets
- ✓ **Colorado** – cultivation improvements to increase yields, quality and utilization of manufacturing capacity; introduction of in-house brands subsequent to quarter end

* Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $4.8 million in Q3 2022 relating to a one-time write-off in Colorado to reduce outdoor capacity, $4.3 million in Q2 2022 related to inventory revaluation adjustments, and $5.6 million in Q4 2022, $4.8 million in Q3 2022, and $4.7 million in Q4 2021; see 10-K for additional disclosure

Columbia Care

TBU - Add in NJ stats/language as catalysts 10 2023 GROWTH CATALYSTS 140,000 50 45% 42% 45 120,000 38% 40 117,506 27% 100,000 35 77,445 30 73,880 80,000 25 CapEx spend on purpose-built 60,000 20 Initial CAPEX investments continue to 42,885 infrastructure generates returns as 15 generate returns as infrastructure 40,000 markets come online and assets 10 comes online in operational markets, 20,000 begin to generate revenue. 5 driving improvements in gross margin. CAPEX needs declining as assets are 0 0 FY 2019 FY 2020 FY 2021 FY 2022 operational. $Th % CAPEX Adj. Gross Margin* % * Excludes changes in fair value of biological assets and inventory sold for all periods presented, as well as $4.8 million in Q3 2022 relating to a one-time write-off in Colorado to reduce outdoor capacity, $4.3 million in Q2 2022 related to inventory revaluation adjustments, and $5.6 million in Q4 2022, $4.8 million in Q3 2022, and $4.7 million in Q4 2021; see 10-K for additional disclosure Multiple Catalysts Propelling Growth in 2023 Ramped cultivation & Expanded product offerings Optimization of canopy 4 additional retail locations to production capacity in ~1M with focus on CO2 and edibles capacity in Vineland & adding open in growing Virginia sqft greenhouse in New York & operational improvements 1 retail location in New Jersey medical program, in advance to be low-cost flower producer continued to drive growth and to support adult use market of adult use transition and wholesale supplier profitability in Florida Increased product offerings in Launched the state’s largest Expanded branded product Additional markets likely to several markets including wholesale operation and distribution and Cannabist transition to adult use, Ohio & Pennsylvania, with opened 4 retail locations, with retail network, expanded including Maryland in 2023, plans to introduce additional 1 additional in development in product distribution in where 1 additional dispensary high potency strains West Virginia wholesale channels is in development throughout the portfolio Steele, CO

11

EMBEDDED UPSIDE IN TRANSITIONING GROWTH MARKETS

Columbia Care in Maryland

$1B+
Projected TAM[1]



- **4** Retail Locations (3 Active, 1 In Development)
- **~59,040 sqft** Existing Cultivation & Production Capacity
- **~3k sqft** Additional Cultivation & Production Capacity

MARKET UPDATES

- Legislation signed, legalizing adult-use cannabis. Sales expected to begin on July 1, 2023, allowing for legal possession of up to 1.5 ounces of cannabis, pending house approval of legislative guidelines
- Under the new amendment, existing operators will pay a fee based on the company's current revenues to convert licenses from medical to adult-use
- Legislation proposes the issuance of 120 retail licenses, 25 grower licenses and 25 processing licenses, growing the wholesale opportunity in the state

Columbia Care in Virginia

$3B+
Projected TAM[1]



- **12** Retail Locations (8 Active, 4 In Development)
- **~147,765 sqft** Existing Cultivation & Production Capacity
- **~30k sqft** Additional Cultivation & Production Capacity

MARKET UPDATES

- New regulations in effect July 1, 2022 removed the state registration card process. Patients are able to bring written certifications directly to dispensary, which has facilitated a growth in patient registrations to more than 45,000
- Adult-use sales awaiting final legislation with an official start date. Legalizing possession and personal cultivation without providing for legal commerce is increasing pressure on lawmakers to work across the aisle to put forth a plan for a retail market
- Flower introduced to the medical market in September 2021

Columbia Care in New York

$5B+
Projected TAM[1]



- **8** Retail Locations (4 Active, 4 In development)
- **~148k sqft** Existing Cultivation & Production in Rochester and Phase 1 of Long Island greenhouse
- **~650k sqft** Additional Cultivation & Production Capacity in Riverhead, NY; First Harvest Completed in Dec 2021

MARKET UPDATES

- On March 31, 2021 Legislation (S.854-A/A.1248-A) was signed, legalizing adult-use cannabis and expanding medical marijuana; adult use expected in 2023 and regulator communicated the intent for medical companies to wholesale to initial social equity retailers
- Access to the medical cannabis program has expanded; whole cannabis flower entered market in October 2021
- Columbia Care is among existing Registered Organizations that will be able to operate up to 8 retail locations (5 medical + 3 co-located medical/adult-use) and remain vertically integrated

1) Estimated Sales figures from BDSA Market Forecast as of February 2023, broker research, Company estimates

12 12 LOW-COST CULTIVATION, EFFICIENT & SCALABLE PRODUCTION 28 operational / in development facilities with +2 million sq. ft of cultivation and manufacturing capacity Jurisdiction Facility Count Total Size (sqft) Status Arizona 2 34,800 Operational California 1 45,572 Operational Colorado 3 108,227 Operational 20,000 Operational Delaware 2 37,524 Under development Florida 4 105,373 Operational Illinois 1 32,802 Operational Maryland 2 59,040 Operational Massachusetts 1 38,890 Operational New Jersey 2 320,724 Operational New York 2 798,346 Operational Ohio 2 117,722 Operational Pennsylvania 1 274,000 Operational Virginia 2 147,765 Operational Washington DC 2 16,591 Operational West Virginia 1 39,293 Operational (1) Total 28 2,196,219 1) Does not include 4 non-operational, Columbia Care licensed facilities

13 13 FINANCIAL HIGHLIGHTS (in US$ thousands) FY 2022A Q1 2022A Q2 2022A Q3 2022A Q4 2022A P&L / Cash Flow Revenue 511,578 123,087 129,571 132,733 126,187 Adj. EBITDA 67,377 16,832 12,029 20,993 17,523 Interest Expense 48,349 11,244 11,484 12,974 12,647 Capital Expenditure 73,887 29,511 29,162 11,851 3,363 Balance Sheet Cash 48,154 168,424 81,440 50,023 48,154 PP&E 357,993 355,968 373,877 370,820 357,993 Total Assets 1,086,066 1,482,443 1,420,465 1,371,578 1,086,066 Total Liabilities 850,716 952,743 892,496 870,701 850,716 Shareholder's Equity 235,350 529,700 527,969 500,877 235,350 Note: Results are reported in US GAAP

14

FOURTH QUARTER & FULL YEAR 2022 STATE HIGHLIGHTS

Top 5 Markets by Q4 2022 Revenue: California, Colorado, New Jersey, Ohio, Virginia

Top 5 Markets by Q4 2022 Adjusted EBITDA: Massachusetts, New Jersey, Ohio, Pennsylvania, Virginia

Market	Commentary
California	• Average dispensary sales, average unit price and transactions increased from Q3 2022 • Driven by significant competitive pricing pressure for manufactured goods; bulk & packaged flower due to market saturation and economic climate decreased wholesale pricing • Restructuring and wind down of DTLA dispensary and cultivation site in January to address oversupply of biomass in the market and illicit grows; outdoor and greenhouse material flooding the market at extremely low prices and driving the price down
Colorado	• Ongoing optimization of asset base in Colorado via restructuring and wind down of three cultivation sites in January to address oversupply of biomass; ceased operations at three unprofitable retail locations • QoQ decrease in sales due to competitive pricing, decreased average dispensary sales and decreased transactions • QoQ decrease in GM due to heavy promotional activity to clear out aged inventory and obsolesce packaging
Massachusetts	• Wholesale flower pricing continues to see price deterioration, especially for flower category • Strong automation and process throughout the manufacturing facility with good trend of KPIs • Launched new SKUs in 2022, including Shake 7g & 14gbags, Roll Your Own pre-roll kits, wax & batter, Triple 7 pre-rolls and popcorn, Seed & Strain popcorn, Tyson Bites, Press 2.0
New Jersey	• Revenue +150% in 2H 2022 due to adult-use sales and strong wholesale; GM and EBITDA trending positively as assets are optimized • Deptford and Vineland were among top 5 of all dispensaries in 2H 2022; one additional dispensary is in development • Vineland II was approved in May 2022 and was fully populated in Q4; automation for flower and pre-rolls fully operational in the market • Multiple SKUs, brands, product line extensions and flavors were launched including Dablicators, Amber Hash, Tyson and pre-roll packs

Columbia Care

15

FOURTH QUARTER & FULL YEAR 2022 STATE HIGHLIGHTS

Top 5 Markets by Q4 2022 Revenue: California, Colorado, New Jersey, Ohio, Virginia

Top 5 Markets by Q4 2022 Adjusted EBITDA: Massachusetts, New Jersey, Ohio, Pennsylvania, Virginia

Market	Commentary
Ohio	• Strain specific C02 carts and RSO Dablicators under the Seed & Strain brand introduced in Q4 provided more product diversity, which allowed us to increase internal sales • New operators set to open throughout 2023 will lead to initial increase in wholesale opportunities • Topline revenue grew 6% YoY in Ohio; annual Adj. EBITDA improved 40% over 2021
Pennsylvania	• Restructuring of the Saxton cultivation facility will allow us to reduce inventory, cut expenses and better position the facility for future adult-use market • Retail revenue decreased due to price suppression, market saturation and new dispensaries coming online • Launched Classix and Triple 7 brands, enhancing product offerings in market
Virginia	• Revenue increased +97% YoY with the addition of new retail locations and a growing medical program (approx. 55,000 registered patients and counting) • Automated flower packaging has significantly increased throughput of flower production • In Q4, launched Press 2.0 tablets in high demand and preparing to launch 3 flavors of ODTs in early 2023 • Williamsburg dispensary opened in Q4 2022, the Company's 6th location; in Q1 2023, 2 additional locations have opened, with 4 in development

Columbia Care

16 BRANDS Tempe, AZ

17

CANNABIST EXPERIENCE

Columbia Care's new retail storefront experience is centered on making shopping simple and approachable for the vast range of experience levels as cannabis use is normalized and legalized across the US, with knowledgeable staff and technology-enhanced interaction.

33 Cannabist Locations Open to Date

- Tempe, AZ
- San Diego, CA
- Villa Park, IL
- Lowell, MA
- Springville, UT
- Boston, MA
- Deptford, NJ
- All 14 FL locations
- Virginia Beach, VA
- Williamstown, WV
- Beckley, WV
- Brooklyn, NY
- St. Albans, WV
- Morgantown, WV
- Chicago, IL
- Vineland, NJ
- Portsmouth, VA
- Carytown, VA
- Williamstown, VA

Near-term Pipeline

1 West Virginia location; 2 Virginia locations; 1 New Jersey location

Early Insights - Cannabist Rebrand Impact

Villa Park, IL Case Study[1]

- +15% increase in revenue
- +19% increase in number of transactions
- Top 3 all-time highest weekly sales occurred since rebrand

1) Comparison of first 7 full weeks of operation as Cannabist to prior 7 weeks of operation prior to rebrand




A Higher Experience


A Higher Experience

18 BUILDING NATIONAL BRAND AND PRODUCT PORTFOLIO Growing our proprietary brand footprint through expanded market penetration and wholesale reach In-house brands accounted for over 65% of all flower sold at Columbia Care owned dispensaries in FY 2022. Owned brands also made up ~50% of sales in FY 2022 Wholesale SKU distribution available in 15 markets in 2022 Columbia Care house brands are currently available in all 16 of its operational markets Columbia Care currently has 55 different product categories across its house brands

19



AWARD-WINNING PRODUCTS & SERVICES

High Times Cannabis Cup Illinois 2021

- **Hybrid Flower 1st Place:** Triple 7, Rainbow Runtz
- **Indica Flower 2nd Place:** Seed & Strain, Velvet Glove
- **Pre-Roll 2nd Place:** Seed & Strain, Cherry Chem
- **Sativa Flower 3rd Place:** Triple 7, Tropical Runtz

High Times Cannabis Cup California 2022

- **Sativa Flower 2nd Place:** Triple 7, Super Boof
- **Indica Flower 3rd Place:** Triple 7, Pancakes #7

High Times Cannabis Cup Illinois 2022

- **Pre-Roll 3rd Place:** Triple 7, Tropical Runtz

Clio Cannabis Awards 2021



- **Clio Cannabis Bronze Award:** Forage, Digital/Mobile E-Commerce Category

WEEDCon 2021 Harvest Cup

- **Best Flower - Hybrid:** Triple 7, Peanut Butter Breath

MarCom 2021



- **Gold Award:** Forage, Mobile Buying Experience Category
- **Platinum Award:** Cannabist, Branding Refresh Category

MarCom 2022

- **Gold Award:** Hedy, Marketing/Promotion Category
- **Platinum Award:** Classix, Design (Print) Category

Errl Cup 2023

- **Isolate Category 1st Place:** Amber, Dat Flava Diamond Dust

20 ROOTED IN LAND & HARVESTED BY HAND We believe in the naturally restorative properties of cannabis and we proudly propagate that belief by sharing our bounty of flower with you. Upscale yet accessible, Seed & Strain is the most widely distributed brand across the entire portfolio. nd Seed & Strain is a 2021 High Times Award Winner, winning 2 Place in the Best Indica Flower category (Velvet Glove) and nd 2 place in the Best Pre-Roll category (Cherry Chem).

21 Our Cannabis is at the uppermost end of the quality spectrum, and our strains are unwavering in consistency. We’ve gone above and beyond the highest industry standards to cultivate the best strains that deliver every time. Our ultra-premium brand has national penetration and is now available in 11 markets. Triple Seven has won multiple awards in the Illinois High Times Cannabis st rd Cup, including 1 Place Hybrid Flower and 3 Place Sativa Flower, and the nd California High Times Cannabis Cup, including 2 place Sativa Flower and rd 3 Place Indica Flower.

22 AMPLIFY TODAY Classix is our every day, timeless lifestyle brand that celebrates incredible cannabis moments shared with friends. Now available in 14 markets, Classix successfully launched in 5 markets (AZ, MA, IL, DE, & NJ), and represented the single largest launch week for a brand in Columbia Care history totaling 12% of all sales on day 1, and 14% of all sales after the first week*. The launch of Classix also marked industry's widest multi- state flower brand launch in a single day. *Note: For markets in which the product is available

23 HEDY SLIDE Whichever path you choose, it’s always an exhilarating one. With HEDY the sky's the limit. Infused with Azuca fast-acting TiME INFUSION™, allowing high- quality cannabinoids to take effect in a groundbreaking, consistent, and predictable two to fifteen minutes. In Q3 2022, Hedy launched across six markets (AZ, CO, DE, MA, MO, VA), and expanded into two additional markets (IL and NY) in Q4 2022. Hedy is currently available in the following form-factors: gummies, chocolate drops, chocolate bar and effects-based gummies. We anticipate the launch of additional markets and form factors in 2023. Footer

24 TYSON IS BACK. Tyson 2.0 is an extraordinary balance of premium and affordable, full-spectrum cannabis flower, concentrates, and consumables available at retailers nationwide. Tyson 2.0 launched with Columbia Care as its exclusive national cultivation and manufacturing partner. Tyson 2.0 currently offers 3.5g flower, a 0.5g pre-roll and 28g flower and is sold through both our wholesale and retail channels. Tyson 2.0 launched in December 2021 and is currently available in 10 Columbia Care markets: AZ, CA, CO, DE, DC, MD, PA, IL, MA and OH.

25 Formulations crafted by connoisseurs Vibes crafted by you Our customers have nominated AMBER for San Diego’s Best Concentrate Product and Best Overall Concentrate Brand 2022. Additional products launched in multiple markets during Q4 2022, including AMBER Diamonds, Cured Crumble, Diamond Sauce, Live Resin and Shatter. AMBER is now available in 10 markets (AZ, CA, CO, DC, DE, IL, MA, NJ, PA, WV).

26 High potency and high quality aren’t mutually exclusive. Take control of your cannabis with hard pressed THC tablets formulated by industry experts for morning, day and night. The choice is yours. The pleasure is ours. PRESS 2.0 was created as a portable, convenient, and discreet option. Shine, Rally and Doze feature fast-acting cannabis and special formulations designed for morning, afternoon, and night routines. The new PRESS 2.0 hard-pressed tablets are now available in six markets (CA, DE, MA, NJ, VA, WV), with launches in additional states planned, pending regulatory approvals.

27 A RETAIL PLATFORM BUILT FOR CONTINUOUS INNOVATION How do you want to feel today? Technology and efficiency innovation will continue to heighten the in-store and at-home shopping experience at Cannabist and create an all-encompassing ecosystem from home to dispensary and online. Forage is our award-winning online cannabis discovery tool that matches strain and product recommendations to how you want to feel. We are the first cannabis company to bring a technology solution like this to the market that offers a truly unique consumer experience. Since the launch of Forage in June 2021, we have seen increased adoption on mobile and in the way the product is being leveraged in stores. We are continuing to explore opportunities around branded advertising and engaging content. Footnote

28 Stash Cash app offers a streamlined shopping experience to build and track loyalty rewards, shop from anywhere and discover new products. Stash Cash has features that allow Earn rewards for enjoying cannabis. The Stash Cash app is a platform for users to set their favorite dispensary and It doesn’t get any simpler than that. customers to build loyalty rewards, shop shop, earn and redeem points for Build your stash, save your cash from anywhere and discover new purchases made, discover new products products using Forage, connect via social media CANNABIS REWARDED and much more Footer

Footer